UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Missouri	0-4887	43-0903811
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1010 Grand Boulevard Kansas City, Missouri	64106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (816) 860-7000

Not Applicable

(Former name or former address, if changed since last report)

Item 5: Other Events and Regulation FD Disclosure.

On January 20, 2004 UMB Financial Corporation issued a press release announcing that Peter J. deSilva had joined the company as President and Chief Operating Officer. A copy of this press release is attached as Exhibit 99.1.

UMB FINANCIAL CORPORATION (Registrant)

/S/ DANIEL C. STEVENS

January 20, 2004	Daniel C. Stevens Chief Financial Officer